UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2007

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 11, 2007, MIPS Technologies, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007. The Form 12b-25 included the following narrative:

The Company announced on August 30, 2006 that following a company-initiated voluntary review of historical stock-based compensation practices and related potential accounting impact, its board of directors had formed a special committee, consisting of independent directors (the "special committee"), to review the Company's historical option grant practices and the Company's accounting for its option grants. The special committee retained independent outside legal counsel to assist in its review.

On January 24, 2007, the Company announced that the special committee has completed its investigation and the findings are currently under review by the Company. As a result of the special committee's review, the Company has not filed its Annual Report on Form 10-K ("Annual Report") for the year ended June 30, 2006 and its Quarterly Reports on Form 10-Q for the periods ended September 30, 2006 and December 31, 2006. Similarly, the Company is unable to file its Quarterly Report on Form 10-Q for the period ended March 31, 2007 at this time. The Company plans to file the Annual Report and Quarterly Reports on Form 10-Q for the periods ended September 30, 2006, December 31, 2006 and March 31, 2007 as soon as practicable after completion of review of the special committee report and of the restatement of its historical financial statements included in reports that it has previously filed with the Securities and Exchange Commission ("SEC").

Subsequent to the above Form 12b-25 filing, on May 14, 2007, the Company received a NASDAQ Additional Staff Determination notice stating that the Company is not in compliance with the requirements for continued listing as set forth in Marketplace Rule 4310(c)(14) due to the delayed filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. The Company plans to present its views with respect to this additional deficiency to the NASDAQ Listing and Hearing Review Council (the "Listing Council") in writing no later than May 21, 2007.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            99.01     Press Release dated May 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ MERVIN S. KATO
Mervin S. Kato
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release dated May 15, 2007.